GREATER ROME BANK
                     EXECUTIVE INDEXED RETIREMENT AGREEMENT

THIS AGREEMENT is made this 13th day of January 2000, by and between Greater Rome Bank, a state-chartered commercial bank located in Rome, Georgia (the "Company"), and E. GREY WINSTEAD, III (the "Executive").

                                  INTRODUCTION

To attract, retain and reward quality Executives and to provide a potentially higher level of retirement income, the Company is willing to provide the Executive with this Executive Indexed Retirement Agreement. The Company will pay the benefits from its general assets.

                                   AGREEMENT

The Executive and the Company agree as follows:

                                    Article 1
                                   Definitions

Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

    1.1 "Area" shall mean the geographic area in the boundaries of Floyd County, Georgia. It is the express intent of the parties that the Area is defined herein as the area where the Executive performs or performs services on behalf of the Bank as of, or within a reasonable time prior to, the termination of the Executive employment hereunder.


    1.2 "Adjustment Rate" shall mean the figure equal to one minus the Company's highest marginal tax rate for the current calendar year.

    1.3 "Change of Control" means any consummated transaction wherein twenty-five percent (25%) of the shares of the Company are directly or indirectly transferred by sale, gift, merger, exchange or any other means to new owners other than an Affiliate of such person or entity transferring such shares, or if a majority of the members of the Board of Directors of the Company are replaced within any twelve month period.

    1.4 "Disability" means a physical or mental condition that prevents the performance of substantially all of the Executive's duties, as defined hereinafter, for a period of ninety (90) consecutive days. Disability shall be determined according to the provisions and determination of disability under the Bank's Long Term Disability insurance covering the Executive. If no coverage exists, then whether the Executive is disabled shall be resolved by a physician selected by the Bank and such resolution shall be binding upon all parties to this Agreement. Duties under this paragraph are defined as those duties set forth in that certain Employment Agreement dated September 1, 1997, between Greater Rome Bank, Greater Rome Bancshares, Inc. and Executive and contained in both paragraph 2 and Exhibit "A" to said Agreement.

    1.5  "Effective Date" means November 12, 1999.

    1.6  "Normal Retirement Age" means the Executive's 65th birthday.

    1.7 "Normal Retirement Date" means the later of the Normal Retirement Age or Termination of Employment without cause.

    1.8 "Plan Year" means each calendar year from January 1 through December 31. In the year of implementation, it shall commence with the Effective Date of this Agreement and end on December 31, 1999.

    1.9 "Retirement Account" means the account maintained on the books of the Company as described in Section 2.2.

    1.10 "Simulated Investments" mean actual or hypothetical investments specified by the Company for use in measuring the Retirement Benefit. Subject to
Article 2, the Company can change the Simulated Investments only with the Executive's written agreement. The Simulated Investments shall be of equal initial amounts.

    1.11 "Simulated Investment Earnings" means the after-tax rate of return on a Simulated Investment. If the Simulated Investment is a life insurance policy, the Simulated Investment Earnings shall track cash surrender value and not include receipt of the policy's death benefit.

    1.12 "Termination of Employment" means the Executive ceases to be employed by the Company for any reason whatsoever other than death.

    1.13 "Vesting Percentage" means the percentages from the following table. The Vesting Percentage shall not exceed 100% under any circumstances.

                   Completed Plan Year            Percentage
                   -------------------            ----------
                            1                        20%
                            2                        40%
                            3                        60%
                            4                        80%
                            5                       100%


                                    Article 2
                               Retirement Account

    2.1 Simulated Investments. The Company shall establish two Simulated Investments in the total amount of $ 470,000 as of the Effective Date, as follows:

           2.1.1 Simulated Investment Number One shall track the illustrated cash surrender value of one or more specified life insurance policy(s) as described in Appendix A. The policies may or may not actually be purchased by the Company. The illustrated values shall be obtained from the appropriate specified insurance carrier for the specified policy based on the policy performance assuming a policy issue date of the Effective Date as specified in Appendix A. No policy loans, surrenders, partial surrenders, lapses or policy cancellations shall be factored into the illustrated policy values so long as this Agreement is in force.

           2.1.2 Simulated Investment Number Two shall track the value of a simulated investment account comprised of both principal and accumulated net after-tax interest earnings. Pre-tax interest earnings shall be based on the Banks Cost of Funds Rate as calculated from the Banks 3rd Quarter Call Report for the plan year. The principal amount of the Simulated Investment Number Two shall be increased by the amount of each after-tax benefit payment under this Agreement effective the first day of the Plan Year following such benefit payment. Calculations for Simulated Investment Number Two assume the income tax rate to be the Company's highest marginal tax rate for the prior calendar year, and assumes that interest (net of tax) shall be compounded on an annual basis at the end of each Plan Year.

    2.2 Retirement Account. The Company shall establish a Retirement Account on its books for the Executive. The Retirement Account balance during the pre-termination period is determined by subtracting the value of Simulated Investment Number Two from the value of Simulated Investment Number One and dividing the difference by the Adjustment Rate. The Retirement Account subsequent to the Termination Date is reduced by payments of the Primary Normal Retirement Benefit under Section 3.1.1.

    2.3 Statement of Accounts. The Company shall provide to the Executive, within 60 days after each Plan Year, a statement setting forth the Retirement Account balance.

    2.4 Accounting Device Only. The Retirement Account and Simulated Investments are solely devices for measuring amounts to be paid under this Agreement. They are not a trust fund of any kind. The Executive is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere Company promise to pay such benefits. The Executive's rights are not subject in any manner to anticipation, alienation, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Executive's creditors.

                                    Article 3
                                Normal Retirement

    3.1 Normal Retirement Benefit. Subject to the general limitations of Article 9, upon reaching the Normal Retirement Date while in the full-time employment with the Company, the Executive shall be entitled to both the primary and secondary benefits described in Sections 3.1.1 and 3.1.2.

           3.1.1 Primary Normal Retirement Benefit. Commencing on the Executive's Normal Retirement Date, the Company shall pay a Primary Normal Retirement Benefit to the Executive which is equal to the Executive's Retirement Account balance as of the Plan Year ending immediately preceding the Executive's Normal Retirement Date. The Primary Normal Retirement Benefit shall be paid over fifteen (15) years in one hundred eighty (180) equal monthly installments (without adjustment for interest earnings during the payment period), commencing on the first day of the month following the Executive's Termination of Employment.

           3.1.2 Secondary Normal Retirement Benefit. Within 60 days following the end of the Plan Year following the Executive's Normal Retirement Date, and continuing until the Executive's death, the Company shall pay a Secondary Normal Retirement Benefit to the Executive. The Secondary Normal Retirement Benefit shall be paid annually in an amount calculated as follows:

          Earnings for the Plan Year on Simulated Investment Number One
                                    Minus the
After-Tax Interest Earnings for the Plan Year on Simulated Investment Number Two
                                 Divided by the
                                Adjustment Rate.

        Earnings on Simulated Investment Number One will be equal to the increase in the cash surrender value of the life insurance policy(s) described in Appendix A. Interest earnings on Simulated Investment

        Number Two shall be determined pursuant to the method set forth in
        Section 2.1 hereof.

                                    Article 4
                         Early Termination of Employment

       4.1 Upon Termination of Employment without cause or voluntarily by the Executive prior to the Normal Retirement Age, other than for reasons of disability, death, following a change of control, or termination for cause, the Executive shall be entitled to both the primary and secondary benefits described in Sections 4.1.1 and 4.1.2.

           4.1.1 Primary Normal Retirement Benefit. Commencing on the Executive's Normal Retirement Date, the Company shall pay a Primary Normal Retirement Benefit to the Executive which is equal to the Executive's Retirement Account balance as of the Plan Year ending immediately preceding the Executive's Termination of Employment multiplied by the Vesting Percentage. The Primary Normal Retirement Benefit shall be paid over fifteen (15) years in one hundred eighty
        (180) equal monthly installments (without adjustment for interest earnings during the payment period), commencing on the first day of the month following the Executive's Normal Retirement Age.

           4.1.2 Secondary Normal Retirement Benefit. Within 60 days following the end of the Plan Year following the Executive's Normal Retirement Age, and continuing until the Executive's death, the Company shall pay a Secondary Normal Retirement Benefit to the Executive. The Secondary Normal Retirement Benefit shall be paid annually in an amount calculated as follows:

          Earnings for the Plan Year on Simulated Investment Number One
                                    Minus the
After-Tax Interest Earnings for the Plan Year on Simulated Investment Number Two
                                 Divided by the
                                 Adjustment Rate
                                Multiplied by the

                               Vesting Percentage.

       Earnings on Simulated Investment Number One will be equal to the increase in the cash surrender value of the life insurance policy(s) described in Appendix A. Interest earnings on Simulated Investment Number Two shall be determined pursuant to the method set forth in Section 2.1 hereof.

                                    Article 5
                                Change of Control

       If the Executive is in full-time Employment with the Company at the date of a Change of Control, and if the Executive's employment is subsequently terminated, either voluntarily or involuntarily except for cause, then the Executive shall receive the benefits promised in this Agreement as described in Sections 3.1.1 and 3.1.2 upon attaining Normal Retirement Age, as if the Executive had been continuously employed by the Bank or its successor until the Executive's Normal Retirement Age. The Executive will also remain eligible for all promised Death Benefits in this agreement. In addition, no sale, merger or consolidation of the Bank shall take place unless the new or surviving entity expressly acknowledges and assumes the obligations under this agreement and agrees to abide by its terms.

                                    Article 6
                                 Death Benefits

Upon the Executive's death prior to termination of this Agreement, or subsequent to his disability as defined herein, the Company shall pay to the Executive's beneficiary a benefit equal to the Retirement Account balance as of the Plan Year immediately preceding the Executive's death. The Company shall pay the benefit to the beneficiary in a lump sum within 60 days following the Executive's death.

                                    Article 7
                                   Disability

Subject to the general limitations of Article 9, upon the disability of the Executive and defined in Section 1.3 and while in full time employment with the Company, the Executive shall be entitled to both the primary and secondary benefits described in Sections 7.1.1 and 7.1.2.

           7.1.1 Primary Benefit. Commencing on the Executive's Normal Retirement Date, the Company shall pay a primary normal retirement benefit to the Executive which is equal to the Executive's Retirement Accounts balance as of the planned year ending immediately preceding the Executive's Normal Retirement Date. The primary Normal Retirement Benefits shall be paid over fifteen (15) years in one hundred eighty
        (180) equal monthly installments (without adjustment for interest earnings during the payment period), commencing on the first day of the month following the Executive's 65th birthday.

           7.1.2 Secondary Benefits. Within sixty (60) days of the end for the planned year following the Executive's 65th birthday, and continuing until the Executive's death, the Company shall pay a secondary benefit to the Executive. The secondary benefit shall be paid annually in an amount calculated as follows:

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



        Earnings for the Planned Year on Simulated Investment Number One
                                    Minus the
              After Tax Interest Earnings for the Planned Year on
                        Simulated Investment Number Two
                                 Divided by the
                                Adjustment Rate.

Earnings on Simulated Investment Number One will be equal to the increase in cash surrender value of the life insurance Policy(s) described in Appendix A. Interest earnings on Simulated Investment Number Two shall be determined pursuant to the method set forth in Section 2.1 hereof.

                                    Article 8
                                  Beneficiaries

    8.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing a written designation with the Company. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and accepted by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's estate.

    8.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                                    Article 9
                               General Limitations

    9.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if the Company terminates the Executive's Employment for:

        (a) Gross negligence or gross neglect of duties;
        (b) Commission of a felony or of a gross misdemeanor involving moral turpitude; or

  (c) Fraud, dishonesty or willful violation of any law or significant Company policy resulting in an adverse effect on the Company.

    9.2 Suicide. Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if the Executive commits suicide within two years after the date of this Agreement, or if the Executive has made any material misstatement of fact on any application for life insurance purchased by the Company.

    9.3 Competition After Termination of Employment. The Executive agrees that during his employment by the Bank hereunder and, in the event of his termination other than by the Bank without cause, for a period of six (6) months thereafter, he will not (except on behalf of or with the prior written consent of the Bank), within the Area, either directly or indirectly, on his own behalf or in the service or on behalf of others, as a principal, partner, officer, director, manager, supervisor, administrator, consultant, executive employee or in any other capacity which involves duties and responsibilities similar to those undertaken for the Bank, engage in any business which is the same as or essentially the same as the Business of the Bank.

    9.4 Non Solicitation of Customers. The Executive agrees that during his employment by the Bank hereunder, and, in the event of his termination other than by the Bank without cause or by the Executive for cause, for a period of six (6) months thereafter, he will not (except on behalf of or with the written prior consent of the Bank) within the Area, on his own behalf or in the service on behalf of others, solicit, divert, or appropriate or attempt to solicit, divert, or appropriate, directly or by assisting others, any business from any of the Bank's customers, including actively sought prospective costumers with whom the Executive has or had material contact during any of the last two (2) years of his employment, for purposes of providing product or services that are competitive with those provided by the Bank.

    9.5 Non Solicitation of Employees. The Executive agrees that during his employment by the Bank hereunder and, in the event of his termination other than by the Bank without cause or by the employee for cause, for a period of six (6) months thereafter, he will not, on his own behalf or in the service or on behalf of others, solicit or recruit or hire away or attempt to solicit or recruit or hire away, directly or by assisting others, any employee of the Bank or its affiliates, whether or not such employee is a full time employee or a temporary employee of the Bank or its affiliates and whether or not such employment is pursuant to written agreement or whether or not such employment is for a determined period or is at will.

                                   Article 10
                          Claims and Review Procedures

Claims Procedure and Arbitration. In the event a dispute arises over benefits under this Agreement and benefits are not paid to the Executive (or to his beneficiary in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Plan Administrator named above within ninety (90) days from the date payments are refused. The Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within ninety (90) days of receipt of such claim their specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Plan Administrator fails to take any action within the aforesaid ninety-day period.

If claimants desire a second review they shall notify the Plan Administrator in writing within ninety (90) days of the first claim denial. Claimants may review this Agreement or any documents relating thereto and submit any written issues and comments they may feel appropriate. In its sole discretion, the Plan Administrator shall then review the second claim and provide a written decision within ninety (90) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of this Agreement upon which the decision is based.

If claimants continue to dispute the benefit denial based upon completed performance of this Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to a Board of Arbitration for final arbitration. Said Board shall consist of one member selected by the claimant, one member selected by the Bank, and the third member selected by the first two members. The Board shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such Board with respect to any controversy properly submitted to it for determination.

Where a dispute arises as to the Bank's discharge of the Executive "for cause", such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

                                   Article 11
                           Amendments and Termination

This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive.

                                   Article 12
                                  Miscellaneous

    12.1 Binding Effect. The Bank expressly agrees that it shall not merge or consolidate into or with another bank or sells substantially all of its assets to another bank, firm, person, until such bank, firm, or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Bank under this Agreement. This Agreement shall be binding upon the parties hereto, their successors, beneficiaries, heirs, and personal representatives.

    12.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

    12.3 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of Georgia except to the extent preempted by the laws of the United States of America.

    12.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company under this agreement.

    12.5 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

    12.6 Tax Withholding. The Company shall withhold any taxes that are required by taxation authorities to be withheld from the benefits provided under this Agreement.

    12.7 Unfunded Arrangement. The Executive is a general unsecured creditor of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life or any other asset held in connection with this Agreement is a general asset of the Company to which the Executive has no preferred or secured claim.

    12.8 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

    12.9 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

        (a) Establishing and revising the method of accounting for the Agreement;
        (b) Maintaining a record of benefit payments; and

        (c) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

    12.10 Actions of the Company. All determinations, interpretations, rules, and decisions of the Company shall be conclusive and binding upon all persons having or claiming to have any interest or right under this Agreement.

    12.11 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement.

                                    COMPANY:

                                    GREATER ROME BANK

                                    By /s/ Tom Caldwell
                                       ----------------
                                    Title  President
                                         --------------

                                    EXECUTIVE:

                                    /s/ E. Grey Winstead, III
                                    -------------------------
                                    E. GREY WINSTEAD, III

                                   Appendix A

                              Simulated Policy Data

                                GREATER ROME BANK

                     EXECUTIVE INDEXED RETIREMENT AGREEMENT

   Insured:                              Male
   Insurance Carrier:                    West Coast Life Insurance Company
   Policy Type:                          Universal Life, No Load
   Product Name:                         BCSII+
   Issue Date:                           November 12, 1999
   Classification:                       Standard, non-tabacco use
   Initial Face Amount:                  $668,830
   Annual Premium:                       $235,000
   Number of Premium Payments:           1



   Insured:                              Male
   Insurance Carrier:                    Great West Life & Annuity Insurance Co.
   Policy Type:                          Universal Life, No Load
   Product Name:                         v. 20
   Issue Date:                           November 12, 1999
   Classification:                       Standard, non-tabacco use
   Initial Face Amount:                  $668,780
   Annual Premium:                       $235,000
   Number of Premium Payments:           1

                                GREATER ROME BANK
                             SPLIT DOLLAR AGREEMENT

THIS AGREEMENT is made and entered into this 13th day of January, 2000, by and between GREATER ROME BANK, a state-chartered commercial bank located in Rome, Georgia (the "Company"), and E. GREY WINSTEAD, III (the "Executive"). This Agreement shall append the Split Dollar Endorsement entered into on January 13, 2000, or as subsequently amended, by and between the aforementioned parties.

                                  INTRODUCTION

To encourage the Executive to remain an employee of the Company, the Company is willing to divide the death proceeds of a life insurance policy on the Executive's life. The Company will pay life insurance premiums from its general assets.
                                    Article 1
                               General Definitions

The following terms shall have the meanings specified:

    1.1 "Insurer"means West Coast Life Insurance Company.

    1.2 "Policy" means insurance policy no. ZUA 373036 issued by the Insurer.

    1.3 "Insured" means the Executive.

    1.4 "Normal Retirement Age" means the Executive's 65th birthday.

    1.5 "Change of Control" means any consummated transaction wherein twenty-five percent (25%) of the shares of the Company are directly or indirectly transferred by sale, gift, merger, exchange or any other means to new owners other than an Affiliate of such person or entity transferring such shares, or if a majority of the members of the Board of Directors of the Company are replaced within any twelve month period.

                                    Article 2
                           Policy Ownership/Interests

    2.1 Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. The Company shall be the direct beneficiary of an amount of death proceeds equal to the greater of: a) the cash surrender value of the policy, b) the aggregate premiums paid on the Policy by the Company less any outstanding indebtedness to the Insurer or, c) the total policy death proceeds less an amount calculated by multiplying by 60% the difference between the total policy death proceeds and the cash surrender value of the policy.

    2.2 Executive's Interest. The Executive shall have the right to designate the beneficiary of any remaining death proceeds of the Policy. The Executive shall also have the right to elect and change settlement options that may be permitted. Provided, however, if the Executive voluntarily terminates employment, other than following a change of control or reorganization, prior to the Normal Retirement Date, the Executive's interest otherwise provided under this Section 2.2 shall be multiplied by the following percentages based on the calendar year in which such voluntary termination occurs:

                     Calendar Year               Percentage
                         1999                        20%
                         2000                        40%
                         2001                        60%
                         2002                        80%
                    2003 and after                  100%


To the extent, if any, that the Executive's interest is reduced, the Company's proceeds shall be increased. The Executive's interest shall not be reduced following a change of control or reorganization.

    2.3 Option to Purchase. The Company shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Executive or the Executive's transferee the option to purchase the Policy for a period of sixty (60) days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Company to terminate this Agreement.

    2.4 Comparable Coverage. The Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate or otherwise abrogate the Executive's interest in the Policy, unless the Company replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement. The Policy or any comparable policy shall be subject to the claims of the Company's creditors.
                                    Article 3
                                    Premiums

    3.1 Premium Payment. The Company shall pay any premium due on the Policies.

    3.2 Imputed Income. The Company shall impute income to the Executive in an amount equal to the current term rate for the Executive's age multiplied by the aggregate death benefit payable to the Executive's beneficiary. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.

                                    Article 4
                                   Assignment

The Executive may assign without consideration all of the Executive's interests in the Policy and in this Agreement to any person, entity or trust. In the event the Executive transfers all of the Executive's interest in the Policy, then all of the Executive's interest in the Policy and in the Agreement shall be vested in the Executive's transferee, who shall be substituted as a party hereunder and the Executive shall have no further interest in the Policy or in this Agreement.

                                    Article 5
                                     Insurer

The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.
                                    Article 6
                                Claims Procedure

Claims Procedure and Arbitration. In the event a dispute arises over benefits
---------------------------------
under this Agreement and benefits are not paid to the Executive (or to his beneficiary in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Plan Administrator named above within ninety (90) days from the date payments are refused. The Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within ninety (90) days of receipt of such claim their specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Plan Administrator falls to take any action within the aforesaid ninety-day period.

If claimants desire a second review they shall notify the Plan Administrator in writing within ninety (90) days of the first claim denial. Claimants may review this Agreement or any documents relating thereto and submit any written issues and comments they may feel appropriate. In its sole discretion, the Plan Administrator shall then review the second claim and provide a written decision within ninety (90) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of this Agreement upon which the decision is based.

If claimants continue to dispute the benefit denial based upon completed performance of this Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to a Board of

Arbitration for final arbitration. Said Board shall consist of one member selected by the claimant, one member selected by the Bank, and the third member selected by the first two members. The Board shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such Board with respect to any controversy properly submitted to it for determination.

Where a dispute arises as to the Bank's discharge of the Executive "for cause", such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

                                    Article 7
                           Amendments and Termination

This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive.

                                    Article 8
                                  Miscellaneous

    8.1 Binding Effect. The Company expressly agrees that it shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm, person; or entity until such bank, firm, person or entity agrees in writing to assume and discharge the duties and obligations of the Bank under this Agreement. This Agreement shall bind the Executive and the Company, their beneficiaries, survivors, successors, executors, administrators, heirs, and personal representatives and transferees, and any Policy beneficiary.

    8.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

    8.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of Georgia, except to the extent preempted by the laws of the United States of America.

    8.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company under this agreement.

    8.5 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

    8.6 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

    8.7 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

        (a) Establishing and revising the method of accounting for the Agreement;

        (b) Maintaining a record of benefit payments; and

        (c) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

    8.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

EXECUTIVE:                                      COMPANY:  GREATER ROME BANK

 /s/ E. Grey Winstead, III                      BY  /s/ Tom Caldwell
--------------------------                          ----------------
E. GREY WINSTEAD, III
                          Title  President
                                ----------

                         SPLIT DOLLAR POLICY ENDORSEMENT
                    GREATER ROME BANK SPLIT DOLLAR AGREEMENT

Policy No. ZUA 373036                             Insured: E. GREY WINSTEAD, III

Supplementing and amending the application for insurance to West Coast Life Insurance Company ("Insurer") on October 11, 1999, the applicant requests and directs that:

                                  BENEFICIARIES
                                  -------------
    1. GREATER ROME BANK, a state -chartered commercial bank located in Rome, Georgia (the "Company"), shall be the direct beneficiary of death proceeds equal to the greater of (a) the cash surrender value of the policy, (b) the aggregate premiums paid on the Policy by the Company less any outstanding indebtedness to the Insurer, or c) the total policy death proceeds less an amount calculated by multiplying by 60% the difference between the total policy death proceeds and the cash surrender value of the policy.

    2. The beneficiary of any remaining death proceeds shall be designated by the Insured or the Insured's transferee, subject to the provisions of paragraph
(5) below.

                                    OWNERSHIP
                                    ---------
    3. The Owner of the policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

    4. The Insured or the Insured's transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

    5. Notwithstanding the provisions of paragraph (4) above, if the Executive voluntarily terminates employment, other than following a change of control or reorganization, prior to the Normal Retirement Date, the Executive's interest otherwise provided under this Section 2 shall be multiplied by the following percentages based on the calendar year in which such voluntary termination occurs:

                     Calendar Year            Percentage
                     -------------            ----------
                         1999                     20%
                         2000                     40%
                         2001                     60%
                         2002                     80%
                     2003 and after              100%

    To the extent, if any, that the Executive's interest is reduced, the Company's proceeds shall be increased. The Executive's interest shall not be reduced following a change of control or reorganization for Termination of Employment whether voluntary or involuntary.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------
    Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------
    The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer.

Any transferee's rights shall be subject to this Endorsement.

The owner accepts and agrees to this split dollar endorsement.

Signed at Rome, Georgia, this 13th day of January, 2000.

GREATER ROME BANK

By /s/ Tom Caldwell
   ----------------
Its President
   ----------------

                                 GREATER ROME BANK
                             SPLIT DOLLAR AGREEMENT

THIS AGREEMENT is made and entered into this 13th day of January, 2000, by and between GREATER ROME BANK, a state-chartered commercial bank located in Rome, Georgia (the "Company"), and E. GREY WINSTEAD, III (the "Executive"). This Agreement shall append the Split Dollar Endorsement entered into on January 13, 2000, or as subsequently amended, by and between the aforementioned parties.

                                  INTRODUCTION

To encourage the Executive to remain an employee of the Company, the Company is willing to divide the death proceeds of a life insurance policy on the Executive's life. The Company will pay life insurance premiums from its general assets.

                                    Article 1
                               General Definitions

The following terms shall have the meanings specified:

    1.1 "Insurer" means Great West Life & Annuity Insurance Company.

    1.2 "Policy" means insurance policy no. 86000698 issued by the Insurer.

    1.3 "Insured" means the Executive.

    1.4 "Normal Retirement Age" means the Executive's 65th birthday.

    1.5 "Change of Control" means any consummated transaction wherein twenty-five percent (25%) of the shares of the Company are directly or indirectly transferred by sale, gift, merger, exchange or any other means to new owners other than an Affiliate of such person or entity transferring such shares, or if a majority of the members of the Board of Directors of the Company are replaced within any twelve month period.

                                    Article 2
                           Policy Ownership/Interests

    2.1 Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. The Company shall be the direct beneficiary of an amount of death proceeds equal to the greater of: a) the cash surrender value of the policy, b) the aggregate premiums paid on the Policy by the Company less any outstanding indebtedness to the Insurer or, c) the total policy death proceeds less an amount calculated by multiplying by 60% the difference between the total policy death proceeds and the cash surrender value of the policy.

    2.2 Executive's Interest. The Executive shall have the right to designate the beneficiary of any remaining death proceeds of the Policy. The Executive shall also have the right to elect and change settlement options that may be permitted. Provided, however, if the Executive voluntarily terminates employment, other than following a change of control or reorganization, prior to the Normal Retirement Date, the Executive's interest otherwise provided under this Section 2.2 shall be multiplied by the following percentages based on the calendar year in which such voluntary termination occurs:

                    Calendar Year               Percentage
                    -------------               ----------
                        1999                        20%
                        2000                        40%
                        2001                        60%
                        2002                        80%
                   2003 and after                  100%


To the extent, if any, that the Executive's interest is reduced, the Company's proceeds shall be increased. The Executive's interest shall not be reduced following a change of control or reorganization.

    2.3 Option to Purchase. The Company shall not sell, surrender or transfer ownership of the Policy while this Agreement is in effect without first giving the Executive or the Executive's transferee the option to purchase the Policy for a period of sixty (60) days from written notice of such intention. The purchase price shall be an amount equal to the cash surrender value of the Policy. This provision shall not impair the right of the Company to terminate this Agreement.

    2.4 Comparable Coverage. The Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate or otherwise abrogate the Executive's interest in the Policy, unless the Company replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement. The Policy or any comparable policy shall be subject to the claims of the Company's creditors.

                                    Article 3
                                    Premiums

    3.1 Premium Payment. The Company shall pay any premium due on the Policies.

    3.2 Imputed Income. The Company shall impute income to the Executive in an amount equal to the current term rate for the Executive's age multiplied by the aggregate death benefit payable to the Executive's beneficiary. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.

                                    Article 4
                                   Assignment

The Executive may assign without consideration all of the Executive's interests in the Policy and in this Agreement to any person, entity or trust. In the event the Executive transfers all of the Executive's interest in the Policy, then all of the Executive's interest in the Policy and in the Agreement shall be vested in the Executive's transferee, who shall be substituted as a party hereunder and the Executive shall have no further interest in the Policy or in this Agreement.

                                    Article 5
                                     Insurer

The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Agreement.
                                    Article 6
                                Claims Procedure

Claims Procedure and Arbitration. In the event a dispute arises over benefits
--------------------------------
under this Agreement and benefits are not paid to the Executive (or to his beneficiary in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Plan Administrator named above within ninety (90) days from the date payments are refused. The Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within ninety (90) days of receipt of such claim their specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Plan Administrator falls to take any action within the aforesaid ninety-day period.

If claimants continue to dispute the benefit denial based upon completed performance of this Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to a Board of

Arbitration for final arbitration. Said Board shall consist of one member selected by the claimant, one member selected by the Bank, and the third member selected by the first two members. The Board shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such Board with respect to any controversy properly submitted to it for determination.

Where a dispute arises as to the Bank's discharge of the Executive "for cause", such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

                                    Article 7
                           Amendments and Termination

This Agreement may be amended or terminated only by a written agreement signed by the Company and the Executive.

                                    Article 8
                                  Miscellaneous

    8.1 Binding Effect. The Company expressly agrees that it shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm, person; or entity until such bank, firm, person or entity agrees in writing to assume and discharge the duties and obligations of the Bank under this Agreement. This Agreement shall bind the Executive and the Company, their beneficiaries, survivors, successors, executors, administrators, heirs, and personal representatives and transferees, and any Policy beneficiary.

    8.2 No Guarantee of Employment. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

    8.3 Applicable Law. The Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of Georgia, except to the extent preempted by the laws of the United States of America

    8.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm or person unless such succeeding or continuing company, firm or person agrees to assume and discharge the obligations of the Company under this agreement.

    8.5 Notice. Any notice, consent or demand required or permitted to be given under the provisions of this Split Dollar Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent or demand.

    8.6 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

    8.7 Administration. The Company shall have powers which are necessary to administer this Agreement, including but not limited to:

        (a) Establishing and revising the method of accounting for the Agreement;

        (b) Maintaining a record of benefit payments; and

        (c) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

    8.8 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

EXECUTIVE:                                      COMPANY:  GREATER ROME BANK

/s/ E. Grey Winstead, III                       BY /s/ Tom Caldwell
-------------------------                          ----------------
E. GREY WINSTEAD, III
                           Title   President
                                 -----------

                         SPLIT DOLLAR POLICY ENDORSEMENT
                    GREATER ROME BANK SPLIT DOLLAR AGREEMENT

Policy No. 86000698                               Insured: E. GREY WINSTEAD, III

Supplementing and amending the application for insurance to Great West Life & Annuity Insurance Company ("Insurer") on October 11, 1999, the applicant requests and directs that:
                                  BENEFICIARIES
                                  -------------
    1. GREATER ROME BANK, a state -chartered commercial bank located in Rome, Georgia (the "Company"), shall be the direct beneficiary of death proceeds equal to the greater of (a) the cash surrender value of the policy, (b) the aggregate premiums paid on the Policy by the Company less any outstanding indebtedness to the Insurer, or c) the total policy death proceeds less an amount calculated by multiplying by 60% the difference between the total policy death proceeds and the cash surrender value of the policy.

    2. The beneficiary of any remaining death proceeds shall be designated by the Insured or the Insured's transferee, subject to the provisions of paragraph
(5) below.

                                    OWNERSHIP
                                    ---------
    3. The Owner of the policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

    4. The Insured or the Insured's transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

    5. Notwithstanding the provisions of paragraph (4) above, if the Executive voluntarily terminates employment, other than following a change of control or reorganization, prior to the Normal Retirement Date, the Executive's interest otherwise provided under this Section 2 shall be multiplied by the following percentages based on the calendar year in which such voluntary termination occurs:
                     Calendar Year               Percentage
                     -------------               ----------
                         1999                          20%
                         2000                          40%
                         2001                          60%
                         2002                          80%
                   2003 and after                     100%

To the extent, if any, that the Executive's interest is reduced, the Company's proceeds shall be increased. The Executive's interest shall not be reduced following a change of control or reorganization for Termination of Employment whether voluntary or involuntary.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY
               ---------------------------------------------------
Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNERS AUTHORITY
                                ----------------
The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer.
Any transferee's rights shall be subject to this Endorsement.

The owner accepts and agrees to this split dollar endorsement.

Signed at Rome, Georgia, this 13th day of January, 2000.

GREATER ROME BANK

By  /s/ Tom Caldwell
    ----------------
Its        President
    ----------------